Exhibit 10.32

FIRST AMENDMENT TO MEZZANINE NOTE

$22,000,000	New York, New York
November 10, 2003

THIS FIRST AMENDMENT TO MEZZANINE NOTE, dated as of November 10, 2003 (this Amendment), is made by and among GLOBAL MARSH MEMBER, LLC and GLOBAL MARSH LIMITED PARTNER, LLC, each a Delaware limited liability company (collectively, Mezzanine Borrower), each having an office at c/o Global Innovation Partners, LLC, 2730 Sand Hill Road, Suite 280, Menlo Park, California 94025, and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, Mezzanine Lender), having an office at 60 Wall Street, 10th Floor, New York, New York 10005.

WHEREAS, Mezzanine Borrower and Mezzanine Lender are parties to that certain Mezzanine Note, dated as of August 18, 2003 (the Mezzanine Note); and

WHEREAS, Mezzanine Borrower and Mezzanine Lender desire to amend the terms of the Mezzanine Note as provided in this Amendment.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) paid in hand the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mezzanine Borrower and Mezzanine Lender agree to amend the Mezzanine Note as follows:

1. Capitalized terms used in this Amendment and not defined herein shall have the meaning provided in the Mezzanine Note.

2. The Mezzanine Note is hereby amended by deleting the definition of “Initial Maturity Date” on page 2 of the Mezzanine Note in its entirety and substituting the following in place therefor:

“Initial Maturity Date” shall mean August 9, 2006.”

In connection therewith and as a result thereof, the First Extension Option shall constitute Mezzanine Borrower’s option to extend the Maturity Date for a period of thirteen (13) months, from the Initial Maturity Date of August 9, 2006 to the First Extended Maturity Date of September 9, 2007.

3. The Mezzanine Note is hereby further amended by deleting the definition of “LIBOR Margin” on page 2 of the Mezzanine Note in its entirety and substituting the following in place therefor:

“LIBOR Margin shall mean five hundred and seventy-five (575) basis points (5.75%) per annum.”

4. Except as amended by this Amendment, the Mezzanine Note shall continue to remain in full force and effect.

5. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

6. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

7. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment on the date first written above.

MEZZANINE BORROWER:

GLOBAL MARSH MEMBER, LLC,
a Delaware limited liability company

By:	Global Innovation Partners, LLC, a Delaware limited liability company, its member

	By:	Global Innovation Manager, LLC, a Delaware limited liability company, its manager

		By:	/s/
		Name:	Michael F. Foust
		Title:	Authorized Signatory

GLOBAL MARSH LIMITED PARTNER, LLC,
a Delaware limited liability company

By:	Global Marsh Member, LLC,
a Delaware limited liability company,
its member

	By:	Global Innovation Partners, LLC,
a Delaware limited liability company,
its member

		By:	Global Innovation Manager, LLC,
a Delaware limited liability company,
its manager

			By:	/s/
			Name:	Michael F. Foust
			Title:	Authorized Signatory

LENDER:

GERMAN AMERICAN CAPITAL CORPORATION,
a Maryland corporation

By:	/s/
Name:	JAMES M. FITZPATRICK
Title:	Vice President

By:	/s/
Name:	MICHAEL P. HART
Title:	Authorized Signatory

The undersigned GLOBAL INNOVATION PARTNERS, LLC, a Delaware limited liability company (Guarantor), hereby acknowledges and consents to this First Amendment to Mezzanine Note solely to confirm and ratify Guarantor’s obligations pursuant to (a) that certain Environmental Indemnity (Mezzanine), dated as of August 18, 2003, from Guarantor to Mezzanine Lender, and (b) that certain Guaranty of Recourse Obligations (Mezzanine), dated as of August 18, 2003, from Guarantor to Mezzanine Lender, as such obligations relate to the Mezzanine Note as amended by this Amendment.

Global Innovation Partners, LLC,
a Delaware limited liability company,

By:	Global Innovation Manager, LLC,
a Delaware limited liability company,
its manager

	By:	/s/
	Name:	Michael F. Foust
	Title:	Authorized Signatory